POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Douglas E. Scully, and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2021.

/s/ Dylan J. Tyson
                            Dylan J. Tyson
                            Director, President and
                            Chief Executive Officer

POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Douglas E. Scully, and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January 2022.

/s/ Robert Boyle
                            Robert E. Boyle
                            Director, Chief Financial Officer and
                            Executive Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Douglas E. Scully, and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2021.

/s/ Caroline Feeney
                            Caroline A. Feeney
                            Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Douglas E. Scully, and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2021.

/s/ Nandini Mongia
                            Nandini Mongia
                            Director, Treasurer

POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Douglas E. Scully, and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2021.

/s/ Candace Woods
                            Candace J. Woods
                            Director